Exhibit 10.1

FOURTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 23, 2012, by and among OXFORD FINANCE LLC (“Oxford”), in its capacity as collateral agent on behalf of the Lenders (the “Collateral Agent”); the Lenders including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”); and LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation, whose address is 11085 N. Torrey Pines Road, Suite 300, La Jolla, CA 92037, and the additional Persons signing this Amendment as Borrowers (individually, a “Borrower”, and collectively, the “Borrowers”).

RECITALS

A. Collateral Agent, Lenders and Borrowers have entered into that certain Loan and Security Agreement dated as of January 24, 2011 (as amended by that certain First Amendment to Loan and Security Agreement dated April 29, 2011, that certain Joinder and Second Amendment to Loan and Security Agreement dated as of October 28, 2011 and that certain Third Amendment to Loan and Security Agreement dated as of November 23, 2011; as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”).

B. Lenders extended credit to Borrowers for the purposes permitted in the Loan Agreement.

C. Borrowers have requested that Collateral Agent and Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Except as set forth herein, capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2(a) (Term Loan; Availability). Section 2.2(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Availability. On or about January 24, 2011, Lenders made a term loan (the “Term A Loan”) to Borrowers in an aggregate amount of Twenty Million Dollars ($20,000,000). Subject to the terms and conditions of this Agreement, Lenders agree, severally and not jointly, to make another term loan to Borrowers, on the Fourth Amendment Effective Date, in an aggregate amount up to Seven Million Five Hundred Thousand Dollars ($7,500,000) (the “Term B Loan”) according to each Lender’s Term Loan Commitment as set forth on Schedule 1.1 hereto. Subject to the terms and conditions of this Agreement, Lenders agree, severally and not jointly, to (if and when so requested by Borrowers during the Term C Draw Period) make another term loan to Borrowers, during the Term C Draw Period, in an aggregate amount up to Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Term C Loan” and, collectively with the Term A Loan and the Term B Loan, the “Term Loan”) according to each Lender’s Term Loan Commitment as set forth on Schedule 1.1 hereto. After repayment, the Term Loan may not be re-borrowed.”

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2.2 Section 2.2(b) (Term Loan; Repayment). Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b) Repayment. Borrowers shall make monthly payments of interest only on the outstanding principal balance of the Term Loan, commencing on the first (1st) Payment Date following the Funding Date of the Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. The Amortization Date is March 1, 2013. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrowers shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (as set forth in the Amortization Table; which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to eighteen (18) months from the Amortization Date. All unpaid principal and accrued and unpaid interest with respect to the Term Loan is due and payable in full on the Maturity Date. The Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.3 Section 12.1 (Successors and Assigns). The following sentence hereby is added to the end of Section 12.1, to read as follows:

“Notwithstanding anything to the contrary contained herein, so long as no Event of Default has occurred and is continuing, no Lender Transfer (other than a Lender Transfer (i) in respect of any warrants or (ii) in connection with (x) assignments by a Lender due to a forced divestiture at the request of any regulatory agency; or (y) a Lender’s own financing or securitization transactions and upon the occurrence of a default, Event of Default or similar occurrence with respect to such financing or securitization transaction) shall be permitted to any Person if such person is an Affiliate or Subsidiary of a Borrower, a direct competitor of a Borrower or a vulture hedge fund, each as determined by Collateral Agent, without Borrowers’ consent.”

2.4 Section 14.1 (Definitions). The following terms and their respective definitions hereby are added to or amended in Section 14.1 of the Loan Agreement as follows:

“Amortization Table” means the amortization table(s) attached to the Secured Promissory Note(s).

“Basic Rate” means (x) with respect to the Term A Loan, the per annum rate of interest (based on a year of 360 days) equal to the greater of (a) 8.63% per annum and (b) the sum of (i) 8.34% plus (ii) the 3-month LIBOR rate reported in The Wall Street Journal three (3) Business Days prior to the Funding Date of the Term A Loan; and (y) with respect to the Term B Loan and the Term C Loan, the per annum rate of interest (based on a year of 360 days) equal to the greater of (a) 8.81% per annum and (b) the sum of (i) 8.34% plus (ii) the 3-month LIBOR rate reported in The Wall Street Journal three (3) Business Days prior to the Funding Date of the Term B Loan or the Term C Loan, as applicable.

“Fourth Amendment Effective Date” means January 23, 2012.

“Term A Loan” has the meaning assigned in Section 2.2(a).

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“Term B Loan” has the meaning assigned in Section 2.2(a).

“Term C Draw Period” means the period from the Fourth Amendment Effective Date through the earlier of an Event of Default and April 30, 2012.

“Term C Loan” has the meaning assigned in Section 2.2(a).

2.5 Schedule 1.1 attached to the Loan Agreement hereby is deleted and replaced in its entirety with Schedule 1.1 attached hereto.

3. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower delivered to Collateral Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.6 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between or among the parties about the subject matter of the Loan Documents merge into this Amendment and the Loan Documents.

5. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. The amendment set forth in Section 2 above, is effective for the

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purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term of condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders or Collateral Agent may now have or may have in the future under or in connection with any Loan Document.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent of (a) this Amendment by each party hereto; (b) a Loan Payment/Advance Request Form, substantially in the form of Annex I attached hereto; (ii) the due execution and delivery to Oxford of Secured Promissory Notes dated as of the Fourth Amendment Date substantially in the form of Annex II attached hereto, in form and substance satisfactory to Oxford; (iii) receipt by Collateral Agent of (v) the original share certificate(s) owned by Ligand Pharmaceuticals Incorporated in CyDex Pharmaceuticals, Inc., and duly executed (in blank) Stock Powers with respect thereto; (w) a facility fee in the amount of Seventy Five Thousand Dollars ($75,000), receipt of which hereby is acknowledged; (x) Perfection Certificates duly executed by each of Ligand Pharmaceuticals Incorporated and CyDex Pharmaceuticals, Inc.; (y) duly executed landlord waivers and bailee agreements, in form and content reasonably acceptable to Collateral Agent, with respect to each of Borrowers’ leased locations and each third-party location where any Borrower maintains Collateral; and (z) duly executed Control Agreements with respect to each Collateral Account maintained by any Borrower; and (iv) Borrowers’ payment of all Lenders’ Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from any of a Borrower’s bank accounts.

8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California without regard for conflicts of laws principles.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS

LIGAND PHARMACEUTICALS INCORPORATED

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President, Finance and Chief Financial Officer

SERAGEN, INC.

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

METABASIS THERAPEUTICS, INC.

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

PHARMACOPEIA, LLC

By: Ligand Pharmaceuticals Incorporated, Its Sole and Managing Member

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President, Finance and Chief Financial Officer

NEUROGEN CORPORATION

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Security Agreement]

[Signatures Continued Next Page]

LIGAND JVR, INC.

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Chief Financial Officer

CYDEX PHARMACEUTICALS, INC.

By	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary & Treasurer

[Signature page to Fourth Amendment to Loan and Security Agreement]

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Term A Loan

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$20,000,000.00	100.00%
TOTAL	$20,000,000.00	100.00%

Term B Loan

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$7,500,000.00	100.00%
TOTAL	$7,500,000.00	100.00%

Term C Loan

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$2,500,000.00	100.00%
TOTAL	$2,500,000.00	100.00%

Aggregate

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$30,000,000.00	100.00%
TOTAL	$30,000,000.00	100.00%

ANNEX I

Loan Payment/Advance Request Form

DISBURSEMENT LETTER

January 23, 2012

The undersigned, being the duly elected and acting Vice President, Finance and Chief Financial Officer of LIGAND PHARMACEUTICALS INCORPORATED (“Borrower”), certifies on behalf of all Borrowers to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated January 24, 2011 by and between Borrowers and Oxford, as a Lender and Collateral Agent (as amended from time to time, including by that certain Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment”) dated as of even date herewith, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1. The representations and warranties made by each Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrowers are in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement to the making of the Term B Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5. All conditions referred to in Section 7 of the Fourth Amendment to the making of the Term B Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

6. No Material Adverse Change has occurred.

7. The undersigned is a Responsible Officer.

8. The proceeds of the Term B Loan shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$7,500,000
Plus:
—Deposit Received	$75,000

Less:
—Lender’s Legal Fee	($35,000 )*
— Facility Fee	($75,000)

Net Proceeds due from Oxford:	($7,465,000)

[Balance of Page Intentionally Left Blank]

*	Legal fees and costs are through the Fourth Amendment Effective Date. Post-closing legal fees and costs, payable after the Fourth Amendment Effective Date, to be invoiced and paid post-closing.

9. The aggregate net proceeds of the Term B Loan shall be transferred to Borrower’s account as follows:

Account Name:	Ligand Pharmaceuticals
Bank Name:	Comerica Bank
Bank Address:	333 W. Santa Clara St., San Jose, CA 95113
Account Number:	1891502369
ABA Number:	121137522

[Balance of Page Intentionally Left Blank]

Dated as of the date first set forth above.

BORROWER:

LIGAND PHARMACEUTICALS INCORPORATED

By
Name:	John P. Sharp
Title:	Vice President, Finance and Chief Financial Officer

AS COLLATERAL AGENT AND AS A LENDER:

OXFORD FINANCE LLC

By
Name:
Title

[Signature Page to Loan Payment/Advance Request Form; Disbursement Letter]

ANNEX II

FORM OF SECURED PROMISSORY NOTE

SECURED PROMISSORY NOTE

$4,000,000	January 23, 2012

FOR VALUE RECEIVED, LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation, and each of the other Persons signing below as a Borrower (individually, a “Borrower” and, collectively, the “Borrowers”) jointly and severally PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FOUR MILLION DOLLARS ($4,000,000) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrowers by Lender, plus interest on the aggregate unpaid principal amount of Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of January 24, 2011 by and among Borrowers, Oxford Finance LLC, as Collateral Agent and as a Lender, and Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Borrowers agree to pay any initial partial monthly interest payment from the date the Term B Loan is made to Borrowers under this Secured Promissory Note (this “Note”) to the first Payment Date (“Interim Interest”) on the first Payment Date.

Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Note. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrowers, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrowers to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrowers shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of a Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrowers shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity. Unless and until Lender notifies Borrowers in writing that such a registered transfer has occurred and that it is so recorded on the record of ownership, Borrowers shall be entitled to act as if there has been no such transfer and no such recordation on the record of ownership.

IN WITNESS WHEREOF, Borrowers have caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

LIGAND PHARMACEUTICALS INCORPORATED		CYDEX PHARMACEUTICALS, INC.

By		By
Name:	John P. Sharp	Name:	John P. Sharp
Title:	Vice President, Finance and Chief Financial Officer	Title:	Vice President and Chief Financial Officer

SERAGEN, INC.

By
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

METABASIS THERAPEUTICS, INC.

By
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

PHARMACOPEIA, LLC

By: Ligand Pharmaceuticals Incorporated,
Its Sole and Managing Member

By
Name:	John P. Sharp
Title:	Vice President, Finance and Chief Financial Officer

NEUROGEN CORPORATION

By
Name:	John P. Sharp
Title:	Vice President and Chief Financial Officer

ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.

By
Name:	John P. Sharp
Title:	Chief Financial Officer

LIGAND JVR, INC.

By
Name:	John P. Sharp
Title:	Chief Financial Officer

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Amortization Table

(Term B Loan; Note 1)

[to be provided]

SECURED PROMISSORY NOTE

$3,500,000	January 23, 2012

FOR VALUE RECEIVED, LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation, and each of the other Persons signing below as a Borrower (individually, a “Borrower” and, collectively, the “Borrowers”) jointly and severally PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrowers by Lender, plus interest on the aggregate unpaid principal amount of Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of January 24, 2011 by and among Borrowers, Oxford Finance LLC, as Collateral Agent and as a Lender, and Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Borrowers agree to pay any initial partial monthly interest payment from the date the Term B Loan is made to Borrowers under this Secured Promissory Note (this “Note”) to the first Payment Date (“Interim Interest”) on the first Payment Date.

Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Note. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrowers, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrowers to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrowers shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of a Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrowers shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity. Unless and until Lender notifies Borrowers in writing that such a registered transfer has occurred and that it is so recorded on the record of ownership, Borrowers shall be entitled to act as if there has been no such transfer and no such recordation on the record of ownership.

IN WITNESS WHEREOF, Borrowers have caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

LIGAND PHARMACEUTICALS INCORPORATED		CYDEX PHARMACEUTICALS, INC.

By		By
Name: Title:	John P. Sharp Vice President, Finance and Chief Financial Officer	Name: Title:	John P. Sharp Vice President and Chief Financial Officer

SERAGEN, INC.

By
Name: Title:	John P. Sharp Vice President and Chief Financial Officer

METABASIS THERAPEUTICS, INC.

By
Name: Title:	John P. Sharp Vice President and Chief Financial Officer

PHARMACOPEIA, LLC

By: Ligand Pharmaceuticals Incorporated, Its Sole and Managing Member

By
Name: Title:	John P. Sharp Vice President, Finance and Chief Financial Officer

NEUROGEN CORPORATION

By
Name: Title:	John P. Sharp Vice President and Chief Financial Officer

ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.

By
Name: Title:	John P. Sharp Chief Financial Officer

LIGAND JVR, INC.

By
Name: Title:	John P. Sharp Chief Financial Officer

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Amortization Table

(Term B Loan; Note 2)

[to be provided]